Supplement to the

Fidelity® Select Portfolios®

Automotive Portfolio

April 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Automotive Portfolio found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.69%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.07%B

Total annual operating expenses	0.76%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 78

3 years	$ 243

5 years	$ 422

10 years	$ 942

Hiroki Sugihara no longer serves as Portfolio Manager of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Aidan Brandt (Co-Portfolio Manager) has managed the fund since 2023.

Amy Ge (Co-Portfolio Manager) has managed the fund since 2024.

Effective June 30, 2024, Mr. Brandt will no longer serve as Co-Portfolio Manager for the fund. At that time, Ms. Ge will assume sole portfolio manager responsibilities.

AUT-SUSTK-0324-105 1.9881356.105	March 1, 2024